UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2019

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On August 30, 2019, pursuant to the previously disclosed Agreement and Plan of Merger, dated as of May 24, 2019, as modified by the Waiver under Agreement and Plan of Merger, dated as of August 26, 2019 (the “merger agreement”), by and among Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc., a wholly owned subsidiary of Ascent (“Monitronics”), Ascent merged with and into Monitronics (which, after giving effect to the restructuring and redomiciliation (each as defined below) is referred to as “Restructured Monitronics”), and Monitronics continued as the surviving company (the “merger”). Immediately following the merger, Monitronics was redomiciled as a Delaware corporation (the “redomiciliation”), and the separate corporate existence of Ascent ceased.

The description of the merger agreement in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the merger agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the merger agreement, at the time the merger became effective (the “merger effective time”), each share of Ascent’s Series A common stock, par value $0.01 per share (“Series A common stock”), and Ascent’s Series B common stock, par value $0.01 per share (“Series B common stock” and, together with the Series A common stock, the “Ascent common stock”) that was issued and outstanding immediately prior to the merger effective time (other than (i) shares of Ascent common stock held by stockholders who neither voted in favor of the merger nor consented thereto in writing and who properly made a demand for appraisal of such shares pursuant to, and who complied in all respects with, the provisions of Section 262 of the General Corporation Law of the State of Delaware and did not thereafter fail to perfect, effectively withdraw, or otherwise lose their right to appraisal or (ii) shares of Ascent common stock held by Monitronics or by Ascent as treasury shares) was converted into the right to receive a number of fully paid and non-assessable shares of common stock, par value $0.01 per share (“Monitronics common stock”), of Restructured Monitronics (the “merger consideration”) equal to an exchange ratio (defined below) of 0.1043086 of a share of Monitronics common stock for each outstanding share of Ascent common stock (other than the shares of Ascent common stock described in (i) and (ii) above).

The “exchange ratio” was determined in accordance with the terms of the merger agreement and the Restructuring Support Agreement, dated May 20, 2019, as amended on June 1, 2019 (the “RSA”), between Monitronics and its domestic subsidiaries party thereto (the “Debtors”), Ascent, certain noteholders and term lenders of the Debtors and the other parties thereto pursuant to which the parties thereto agreed to support a restructuring transaction for the Debtors (the “restructuring”), and was computed as the quotient of (a) (i) (A) all cash held by Ascent at the merger effective time, net of all liabilities of Ascent (including, but not limited to, funded indebtedness, professionals’ fees, settlements, severance payments, unclaimed property liabilities, agreements or understandings with respect to the use of cash, contingent liabilities, and operating expenses expected to be paid in connection with the merger or that will be assumed by Monitronics or Restructured Monitronics, as applicable, in connection with the merger), which in no event will be greater than $23,000,000, divided by (B) $395,111,570.00 (pursuant to the terms of the RSA), representing the discounted equity value at which (x) holders of Monitronics’ 9.125% senior notes due April 2020 exchanged their notes and (y) certain parties to that certain Put Option Agreement, dated as of May 28, 2019, by and between Monitronics, the Debtors, Ascent, and certain other signatories thereto, invested in subscription rights, respectively), multiplied by (ii) 22,500,000 (pursuant to the terms of the RSA, representing the number of outstanding shares of Monitronics common stock as of the effective date of the joint partial prepackaged plan of reorganization of Monitronics and the Debtors under Chapter 11 of the Bankruptcy Code consistent in all material respects with the RSA (such joint partial prepackaged plan of Monitronics and the Debtors under Chapter 11 of the Bankruptcy Code, as it may be amended, restated, amended and restated, supplemented, or otherwise modified, the “Plan”)); divided by (b) the number of outstanding shares of Ascent common stock immediately prior to the merger effective time.

For purposes of clarity, such calculation was on a fully diluted basis giving effect to issuances to creditors pursuant to the Plan. Each share of Ascent common stock issued and outstanding and owned by Monitronics or held in Ascent’s treasury immediately prior to the merger effective time was canceled and no merger consideration was delivered in exchange for such shares. All of the shares of Ascent common stock converted into the right to receive Monitronics common stock or canceled pursuant to the merger agreement were automatically canceled as of the merger effective time.

Restructured Monitronics did not issue any fractional shares of Monitronics common stock in the merger. Instead of any fractional shares that would otherwise be issuable to a holder of Ascent common stock (after aggregating all fractional shares of Monitronics common stock which such holder would otherwise receive), such holders of Series A common stock or Series B common stock, as applicable, received cash in lieu of fractional shares, following the aggregation of fractional share interests allocable to the holders of Ascent common stock and the sale by the exchange agent of the whole shares obtained by such aggregation in open market transactions at prevailing trading prices (after making appropriate deductions for taxes and costs).

Immediately prior to the merger effective time, 100% of Monitronics’ issued and outstanding capital stock was owned by Ascent. As a result of the merger and at the merger effective time, each share of Monitronics capital stock that was issued and outstanding immediately prior to the merger effective time was canceled and no merger consideration was delivered in exchange therefor.

The foregoing description of the merger and the merger agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the merger, Ascent notified the Financial Industry Regulatory Authority of its intent to remove the Ascent common stock from quotation on the OTC Markets. Restructured Monitronics intends to file with the U.S. Securities and Exchange Commission (the “SEC”), on behalf of Ascent, a certification on Form 15, requesting the termination of registration of the Ascent common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Ascent’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the merger agreement, at or prior to the merger effective time, each then outstanding and unexercised option to purchase Ascent common stock, whether vested or unvested, issued by Ascent under any equity-based compensation plan of Ascent granted to any current or former employee or director of, or consultant to, Ascent or any of its subsidiaries was canceled for no consideration.

Pursuant to the merger agreement, at or prior to the merger effective time, each restricted share of Ascent common stock granted to any employee or director of Ascent (or any of its subsidiaries or predecessors) under the Ascent 2015 Omnibus Incentive Plan (As Amended and Restated effective May 24, 2017) (the “Ascent Stock Plan”) that was outstanding as of immediately prior to the merger effective time vested in full immediately prior to the merger effective time and, after any reduction in shares for applicable tax withholding, was treated in the same manner as other issued and outstanding shares of Ascent common stock for purposes of the merger agreement.

Pursuant to the merger agreement, at or prior to the merger effective time, each outstanding restricted stock unit granted to any employee or director of Ascent, any subsidiary of Ascent or any of Ascent’s predecessors under the Ascent Stock Plan (the “Ascent RSUs”) that was outstanding as of immediately prior to the merger effective time, that was subject to only time-based vesting, vested in full immediately prior to the merger effective time and was settled in shares of Ascent common stock, which, after any reduction in shares for applicable tax withholding, was treated in the same manner as other issued and outstanding shares of Ascent common stock for the purposes of the merger agreement. At the merger effective time, each Ascent RSU subject to performance-based vesting requirements that were not satisfied as of the merger effective time was canceled for no consideration.

Pursuant to the merger agreement, immediately prior to the merger effective time, each Monitronics phantom stock unit that entitled the holder to a cash payment based on the market price of Ascent common stock that was outstanding immediately prior to the merger effective time was converted into the right to receive an award of phantom stock units with respect to a number of shares of Monitronics common stock equal to the product of (i) the number of shares of Ascent common stock subject to such Monitronics phantom stock unit award immediately prior to the merger effective time and (ii) the exchange ratio, rounded to the nearest whole unit. Any vesting conditions and restrictions on the receipt of any Monitronics phantom stock units will continue in full force and effect following such adjustment and the terms, vesting schedules and other provisions remain unchanged.

The information set forth in the Introduction, Item 2.01 above and Item 3.01 above is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction, Item 2.01 above and Item 5.02 below is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the merger, all of the directors and executive officers, including the named executive officers, of Ascent resigned from their respective positions as directors and executive officers of Ascent, effective as of the merger effective time. The directors and executive officers of Ascent did not resign because of a disagreement with Ascent on any matter relating to Ascent’s operations, policies or practices.

In addition, William E. Niles, Chief Executive Officer, General Counsel and Secretary of Ascent, entered into a Severance Agreement and General Release (the “separation agreement”) with Ascent that provides that his termination of employment is effective August 30, 2019. The separation agreement also provides for (i) a severance payment of $3 million to Mr. Niles equal to 2.5 times the sum of his annual base salary and target bonus and (ii) accrued but unpaid salary and vacation leave through his termination date. Further, if Mr. Niles elects continued coverage under company medical plan(s) under COBRA, he will receive continued subsidized medical coverage following his termination of employment for a period ending on the earlier of (i) the expiration of the continued coverage period prescribed by COBRA and (ii) the 24-month anniversary of his termination of employment.

At the merger effective time, the Ascent Stock Plan was terminated.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction is incorporated by reference into this Item 5.03.

As a result of the merger and the restructuring, holders Ascent common stock became holders of Monitronics common stock, and the rights of former holders of Ascent common stock became governed by Restructured Monitronics’ Amended and Restated Certificate of Incorporation and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 30, 2019, Monitronics issued a press release announcing the completion of the merger and the restructuring. A copy of the press release is furnished at Exhibit 99.1 hereto and incorporated herein by reference.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of May 24, 2019, by and between Ascent and Monitronics (incorporated by reference to Annex A to Monitronics’ Form S-4/A (File No. 333-231771), filed with the SEC on July 22, 2019).

3.1	Certificate of Incorporation of Monitronics International, Inc. (incorporated by reference to Exhibit 3.1 to Monitronics’ Form 8-K (File No. 333-110025), filed with the SEC on September 5, 2019).
3.2	Bylaws of Monitronics International, Inc. (incorporated by reference to Exhibit 3.2 to Monitronics’ Form 8-K (File No. 333-110025), filed with the SEC on September 5, 2019).
10.1
Waiver under Agreement and Plan of Merger, dated as of August 26, 2019, by and between Ascent and Monitronics (incorporated by reference to Exhibit 10.1 to Ascent’s Current Report on Form 8-K (File No. 001-34176), filed with the SEC on August 26, 2019).

99.1	Press Release, dated August 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2019

ASCENT CAPITAL GROUP, INC.

By:	/s/ Fred A. Graffam
	Name:	Fred A. Graffam
	Title:	Senior Vice President and Chief Financial Officer